UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 12, 2004
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 12, 2004, the Company issued a press release announcing information regarding its operational statistics for the month ended March 31, 2004, a copy of which is attached as Exhibit 99.7. On April 12, 2004, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.8.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: April 12, 2004

COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.7	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended March 31, 2004.

99.8	Thirteen-month statistical data report made available by the Company on its website.

Exhibit 99.7

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	David Bigelow Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS MARCH 2004 OPERATIONAL DATA

– LOAN PIPELINE OF $57 BILLION SIGNALS STRONG NEAR-TERM FUNDING PROSPECTS ––
AVERAGE DAILY APPLICATION VOLUME RISES 25 PERCENT OVER PRIOR MONTH –
– MONTHLY FUNDINGS REACH $32 BILLION, 39 PERCENT GREATER THAN FEBRUARY –

CALABASAS, CA (April 12, 2004) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended March 31, 2004. Highlights included the following:

  Average daily application volume rose to $2.5 billion during the month, representing a gain of 25 percent as compared to February 2004. This caused the pipeline of loan applications-in-process to jump 31 percent over the prior month to $57 billion.
  Loan fundings for the month reached $32 billion, an increase of 39 percent over last month. Fundings for the quarter of $76 billion were virtually unchanged from the prior quarter.
  Monthly purchase fundings of $13 billion represented an increase of 42 percent from February. For the quarter, purchase volume of $32 billion was 32 percent more than the comparable prior year period.
  Demand for adjustable-rate, home equity and subprime loans continued to be robust. For each category, monthly and quarterly funding volumes reached record highs.
-	Adjustable-rate fundings for the month reached $14 billion, an increase of 35 percent over February. Quarterly volume of $34 billion was 17 percent greater than the prior quarter and rose 143 percent over the first quarter of 2003.

-	Home equity fundings surpassed $2 billion for the first time, up 28 percent over last month. Similarly, quarterly volume of $5.3 billion rose by 52 percent from the first quarter of 2003.

-	Subprime volume reached $2.8 billion, up 30 percent over last month. Quarterly fundings of $6.9 billion were 107 percent more than last year’s comparable quarter.

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2-2-2

  The servicing portfolio, which now includes 5.3 million customers, reached $683 billion, a gain of $14 billion over last month. This represents an increase of $181 billion, or 36 percent, from March 2003.
  Securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, advanced to $277 billion in March, which was 25 percent greater than February 2004 and an increase of 15 percent from March 2003. Quarterly trading volume reached $690 billion, rising 8 percent over the first quarter of 2003.
  Total assets at Countrywide Bank grew by 9 percent from the previous month to $24 billion in March. This compares favorably to $9 billion in March 2003 for a gain of 166 percent.
  Net earned premiums at the Insurance carriers – Balboa Life & Casualty and Balboa Reinsurance – totaled $62 million, a gain of 7 percent from March 2003. Net premiums earned for the quarter of $195 million were 14 percent greater than last year’s comparable quarter.
  Sub-servicing volume at Global Home Loans of $111 billion was 22 percent greater than March 2003.

When compared to the month and quarter ended March 2003, production volume, application activity and the pipeline of loan applications-in-process has declined as a result of the slowing in refinance activity, evidenced by the 26 percent decrease in total loan fundings during the first quarter as compared to the first quarter of 2003. For additional information about the Company’s operational data, readers are encouraged to review Countrywide’s 13-Month Statistical Data report which is available on the Investor Relations section of the Company’s website at www.countrywide.com.

“Each of our business segments reported solid operational performance for the first quarter of 2004,” said Stanford L. Kurland, President and Chief Operating Officer. “Production highlights included strong purchase funding activity and continued growth in adjustable-rate, home equity and subprime fundings, while the overall decline in interest rates throughout the first quarter boosted the pipeline, indicative of a strong start to the second quarter. Meanwhile, the servicing portfolio continued its uninterrupted climb, increasing by $38 billion since year-end 2003. Similarly, our diversified businesses produced exceptional results: the Capital Markets segment produced strong trading volume growth, increasing 18 percent over the fourth quarter of 2003; the Insurance segment generated its second best quarter on record with $195 million in net earned premiums; and the sub-servicing portfolio at Global Home Loans rose by 5 percent over year-end. Overall, strong operational results for March and the first quarter reflect the positive momentum of our mortgage banking and diversified businesses.”

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3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                               March 2004           March 2003         Year-to-Date
                                                             ----------------    -----------------   -----------------

MORTGAGE BANKING
----------------
     Production
        Average Daily Loan Applications                               $2,455               $2,687              $2,087
        Total Mortgage Loan Pipeline (loans in process)              $57,422              $59,005

        Consumer Markets Divisions' Fundings                          $9,522               $8,971             $23,059
        Wholesale Lending Division Fundings                            6,993                8,896              15,638
        Correspondent Lending Division Fundings                       12,029               17,130              28,787
        Capital Markets Fundings                                       1,265                1,914               3,324
        Treasury Bank Fundings (2)                                     2,502                  944               5,396
                                                             ----------------    -----------------   -----------------
             Total Loan Fundings                                     $32,311              $37,855             $76,204

        Consumer Markets Divisions' Units                             68,664               70,953             172,780
        Wholesale Lending Division Units                              39,820               51,942              90,385
        Correspondent Lending Division Units                          67,815              103,387             167,759
        Capital Markets Units                                          5,114                6,276              13,285
        Treasury Bank Units                                           23,351               14,860              54,792
                                                             ----------------    -----------------   -----------------
             Total Loan Units                                        204,764              247,418             499,001

     Purchase Fundings (3)                                           $13,127               $9,513             $31,627
     Non-purchase Fundings (3)                                       $19,184              $28,342             $44,577

     Government Fundings                                              $1,530               $1,984              $3,808
     ARM Fundings                                                    $13,872               $5,839             $33,643
     Home Equity Fundings                                             $2,088               $1,280              $5,289
     Subprime Fundings                                                $2,759               $1,308              $6,892

     Loan Closing Services (units)
        Credit Reports                                               738,113              611,346           1,818,872
        Flood Determinations                                         277,958              286,471             662,020
        Appraisals                                                    69,074               63,395             164,645
        Automated Property Valuation Services                        439,015              324,231           1,128,895
        Other                                                         16,379               13,096              45,347
                                                             ----------------    -----------------   -----------------
               Total Units                                         1,540,539            1,298,539           3,819,779

     Servicing (4)
        Volume                                                      $682,848             $502,079
        Units                                                      5,313,058            4,265,322
        Subservicing Volume (5)                                      $15,307              $10,957
        Subservicing Units                                           166,514              140,525
        Prepayments in Full                                          $18,317              $18,588             $40,794
        Bulk Servicing Acquisitions                                   $2,349                 $180              $9,178
        Portfolio Delinquency (%) - CHL (6)                            3.20%                3.77%
        Foreclosures Pending (%) - CHL (6)                             0.42%                0.53%

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COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                               March 2004            March 2003            Year-to-Date
                                            ------------------    ------------------     -----------------

INSURANCE
---------
Net Premiums Earned
   Carrier                                                $50                   $48                  $158
   Reinsurance                                            $12                   $10                   $37

CAPITAL MARKETS
---------------
   Securities Trading Volume (7)                     $276,738              $241,436              $690,438

BANKING
-------
   Assets held by Treasury Bank (billions)              $23.7                  $8.9

Global Home Loans
-----------------
   GHL Subservicing Volume (billions)                    $111                   $91

Period-end Rates
----------------
   10-Year U.S. Treasury Yield                         3.840%                3.823%
   FNM 30-Year Fixed Rate MBS Coupon                   4.937%                5.009%

Working Days                                               23                    21                    62
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

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Exhibit 99.8
Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                       YTD
                                          Mar-03     Apr-03    May-03     Jun-03     Jul-03    Aug-03     Sep-03     Oct-03    Nov-03   Dec-03    Jan-04     Feb-04    Mar-04         Total
                                          ------     ------    ------     ------     ------    ------     ------     ------    ------   ------    ------     ------    ------         -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                              21        22         21         21        22         21         21        23        19       22         20        19         23            62
      Average Daily Applications            $2,687    $2,286     $3,190     $3,243    $2,529     $1,808     $1,858    $1,564    $1,479   $1,339     $1,776    $1,968     $2,455        $2,087
      Mortgage Loan Pipeline
(loans-in-process)                         $59,005   $56,516    $74,086    $82,490   $70,377    $53,576    $47,182   $42,650   $38,841  $32,969    $38,354   $43,760    $57,422

      Consumer Markets Divisions'
Fundings                                    $8,971   $10,251     $9,486    $11,478   $12,911    $12,283     $9,392    $8,198    $6,954   $7,670     $6,211    $7,326     $9,522       $23,059
      Wholesale Lending Division
Fundings                                    $8,896    $9,721     $8,481    $10,517   $10,531     $7,222     $5,632    $6,235    $4,725   $4,902     $3,844    $4,801     $6,993       $15,638
      Correspondent Lending Division
Fundings                                   $17,130   $19,644    $18,484    $22,749   $24,258    $17,870    $13,225   $10,908    $8,598   $9,390     $8,240    $8,518    $12,029       $28,787
      Capital Markets Fundings              $1,914    $1,357     $1,897     $2,231    $2,884     $2,059     $3,066    $2,314      $829   $1,489     $1,013    $1,046     $1,265        $3,324
      Treasury Bank Fundings (1)              $944    $1,277     $1,174     $1,463    $1,255     $1,541     $1,802    $1,310    $1,100   $1,698     $1,312    $1,582     $2,502        $5,396
                                         ---------- --------- ---------- ---------- --------- ---------- ---------- --------- --------- -------- ---------- --------- ----------    ----------
          Total Loan Fundings              $37,855   $42,250    $39,522    $48,438   $51,839    $40,975    $33,117   $28,965   $22,206  $25,149    $20,620   $23,273    $32,311       $76,204

      Consumer Markets Divisions' Units     70,953    78,832     73,732     84,939    94,839     92,465     74,566    67,213    57,058   61,031     49,154    54,962     68,664       172,780
      Wholesale Lending Division Units      51,942    56,288     49,106     59,244    58,930     42,036     34,660    38,255    28,887   29,638     22,685    27,880     39,820        90,385
      Correspondent Lending Division
Units                                      103,387   118,535    112,650    133,345   139,360    104,396     81,376    67,709    52,969   57,079     49,694    50,250     67,815       167,759
      Capital Markets Units                  6,276     4,880      7,250      6,966    11,922      6,303      9,718     9,266     4,629    6,357      4,680     3,491      5,114        13,285
      Treasury Bank Units                   14,860    16,148     15,097     17,716    17,376     18,060     18,352    14,938    13,257   16,861     14,681    16,760     23,351        54,792
                                         ---------- --------- ---------- ---------- --------- ---------- ---------- --------- --------- -------- ---------- --------- ----------    ----------
          Total Loan Units                 247,418   274,683    257,835    302,210   322,427    263,260    218,672   197,381   156,800  170,966    140,894   153,343    204,764       499,001

      Purchase Fundings (2)                 $9,513    $9,576    $10,183    $13,138   $13,352    $12,571    $12,719   $12,366    $9,852  $12,115     $9,274    $9,226    $13,127       $31,627
      Non-purchase Fundings (2)            $28,342   $32,674    $29,339    $35,300   $38,487    $28,404    $20,398   $16,599   $12,354  $13,034    $11,346   $14,047    $19,184       $44,577

      Government Fundings                   $1,984    $2,296     $2,251     $2,700    $2,790     $2,505     $2,093    $1,774    $1,370   $1,343     $1,161    $1,117     $1,530        $3,808
      ARM Fundings                          $5,839    $6,739     $6,369     $7,378    $8,580    $10,011    $10,072   $10,676    $8,487   $9,679     $9,478   $10,293    $13,872       $33,643
      Home Equity Fundings                  $1,280    $1,445     $1,375     $1,553    $1,694     $1,697     $1,680    $1,752    $1,620   $1,805     $1,564    $1,637     $2,088        $5,289
      Subprime Fundings                     $1,308    $1,208     $1,608     $1,440    $1,726     $1,654     $2,158    $2,424    $2,029   $2,257     $2,009    $2,124     $2,759        $6,892

    Loan Closing Services (units):
      Credit Reports                       611,346   583,797    696,983    701,809   624,949    492,787    499,431   518,308   420,843  405,336    533,055   547,704    738,113     1,818,872
      Flood Determinations                 286,471   271,860    330,951    359,226   308,255    234,552    222,890   217,134   173,044  172,325    188,682   195,380    277,958       662,020
      Appraisals                            63,395    61,060     60,867     70,187    68,677     60,025     51,507    53,783    44,475   47,004     44,146    51,425     69,074       164,645
      Automated Property Valuation
Services                                   324,231   331,797    412,313    397,954   416,691    349,978    358,983   399,559   314,886  319,220    333,803   356,077    439,015     1,128,895
      Other                                 13,096    12,494     12,275     11,541    12,791     12,566     11,769    11,457     9,741   12,096     14,750    14,218     16,379        45,347
                                         ---------- --------- ---------- ---------- --------- ---------- ---------- --------- --------- -------- ---------- --------- ----------    ----------
                                         1,298,539  1,261,008 1,513,389  1,540,717  1,431,363 1,149,908  1,144,580  1,200,241  962,989  955,981  1,114,436  1,164,804 1,540,539     3,819,779
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                  YTD
                                       Mar-03     Apr-03    May-03   Jun-03    Jul-03    Aug-03    Sep-03    Oct-03    Nov-03    Dec-03      Jan-04      Feb-04      Mar-04      Total
                                       ------     ------    ------   ------    ------    ------    ------    ------    ------    ------      ------      ------      ------      -----
MORTGAGE BANKING (continued)
----------------------------
    Servicing (3)
      Volume                           $502,079  $519,872  $537,198  $559,124 $576,670  $591,905  $606,095  $621,000  $631,470   $644,855    $657,541    $669,076    $682,848
      Units                           4,265,322  4,369,450 4,467,789 4,587,3874,678,947 4,760,141 4,834,943 4,923,935 5,001,743 5,080,621   5,162,726   5,234,634   5,313,058

    Subservicing (4)
      Volume                            $10,957   $11,464   $11,739  $11,518   $11,645   $11,483   $11,446   $11,921   $13,671    $14,404     $15,871     $15,548     $15,307
      Units                             140,525   146,167   148,801  145,060   143,937   142,527   128,326   139,983   157,785    159,357     166,923     163,190     166,514

      Prepayments in Full               $18,588   $23,689   $21,249  $24,069   $33,361   $25,236   $17,463   $14,315   $11,403    $11,845      $9,387     $13,090     $18,317    $40,794

      Bulk Servicing Acquisitions          $180      $386      $348     $321      $345      $341      $581    $1,845      $144     $1,054      $3,706      $3,123      $2,349     $9,178

      Portfolio Delinquency - CHL(5)      3.77%     3.82%     3.82%    3.79%     3.78%     3.77%     3.81%     3.54%     3.90%      3.91%       3.71%       3.71%       3.20%
      Foreclosures Pending - CHL (5)      0.53%     0.50%     0.49%    0.47%     0.46%     0.46%     0.45%     0.50%     0.43%      0.43%       0.43%       0.44%       0.42%

INSURANCE
---------
  Net Premiums Earned
    Carrier                                 $48       $40       $50      $47       $54       $55       $51       $59       $54        $51         $56         $52         $50       $158
    Reinsurance                             $10       $10       $11      $11       $11       $11       $10       $11       $13        $13         $12         $13         $12        $37

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)      $241,436  $238,706  $278,016  $295,132 $326,751  $255,513  $240,154  $208,429  $196,586   $179,390    $192,618    $221,082    $276,738   $690,438

BANKING
-------
    Assets held by Treasury Bank
(billions)                                 $8.9     $10.1     $11.8    $13.1     $14.1     $15.1     $16.4     $17.1     $17.7      $19.4       $20.3       $21.8       $23.7

Global Home Loans
-----------------
    GHL Subservicing Volume
(billions)                                  $91       $93       $97      $97       $95       $93       $98      $100      $103       $106        $109        $112        $111

Workforce Head Count: (7)
    Loan Originations                    17,074    17,941    18,575   19,780    20,903    20,447    19,251    18,968    18,812     18,897      18,989      19,364      20,529
    Loan Servicing                        5,555     5,774     5,821    5,874     6,003     6,002     6,111     6,087     6,098      6,069       6,017       5,870       5,802
    Loan Closing Services                 1,032     1,052     1,072    1,090     1,115     1,065       956       955       952        931         941         952         926
    Insurance                             1,694     1,713     1,740    1,738     1,819     1,851     1,904     1,882     1,856      1,823       1,781       1,768       1,762
    Capital Markets                         388       391       402      420       429       440       452       470       476        477         484         491         494
    Global Operations                     2,120     2,069     1,999    1,928     1,898     1,897     1,962     1,965     1,997      1,981       1,899       1,948       1,993
    Banking                                 749       779       775      822       876       808       804       787       810        813         803         823         849
    Corporate Overhead & Other            2,927     2,990     3,038    3,126     3,270     3,238     3,309     3,282     3,282      3,307       3,347       3,366       3,389
                                      ---------- --------- --------- -------- --------- --------- --------- --------- --------- ---------- ----------- ----------- -----------
                                         31,539    32,709    33,422   34,778    36,313    35,748    34,749    34,396    34,283     34,298      34,261      34,582      35,744
                                      ========== ========= ========= ======== ========= ========= ========= ========= ========= ========== =========== =========== ===========
Period-end Rates
      10-Year U.S. Treasury Yield        3.823%    3.857%    3.353%   3.530%    4.476%    4.458%    3.939%    4.301%    4.322%     4.261%      4.138%      3.984%      3.840%
      FNM 30-Year Fixed Rate MBS
Coupon                                   5.009%    4.908%    4.405%   4.648%    5.722%    5.670%    5.012%    5.335%    5.410%     5.276%      5.192%      5.001%      4.937%
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.